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                                  EXHIBIT 23(a)

                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of Piedmont Natural Gas Company, Inc. on Form S-8 of our report dated December 8, 2000, appearing in the Annual Report on Form 10-K of Piedmont Natural Gas Company, Inc., for the year ended October 31, 2000.

                                                     /s/ DELOITTE & TOUCHE LLP

Charlotte, North Carolina

December 31, 2001